UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a)    The Audit Committee (the “Audit Committee”) of the Board of Directors of Christopher & Banks Corporation (the “Company”) conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year. The Audit Committee invited seven national accounting firms to participate in this process, including KPMG LLP (“KPMG”), the Company’s then independent registered public accounting firm. As a result of this process, effective March 17, 2017, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year and dismissed KPMG from that role.

KPMG’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended January 28, 2017 and January 30, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of January 28, 2017 and January 30, 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 28, 2017 and January 30, 2016, and for the interim period of January 29, 2017 to March 17, 2017, there were no (i) “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) during the two most recent fiscal years or the subsequent interim period.

The Company provided KPMG with a copy of this Form 8-K Report and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter is attached as Exhibit 16.1 to this Form 8-K Report.

(b)    During the fiscal years ended January 28, 2017 and January 30, 2016 and up until the date the Company appointed Deloitte, neither the Company, nor anyone acting on its behalf, consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions in Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01(d)    Exhibits.

16.1    Letter of KPMG LLP to the Securities and Exchange Commission, dated March 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 23, 2017	By:	/s/ Pete G. Michielutti
Pete G. Michielutti
Executive Vice President, Chief Operating Officer and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 17, 2017	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

16.1	Letter of KPMG LLP to the Securities and Exchange Commission, dated March 23, 2017.

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